UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2013

MERCANTILE BANK CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	000-26719	38-3360865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

310 Leonard St., N.W. Grand Rapids, Michigan	49504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01.	Regulation FD Disclosure.

Mercantile Bank Corporation (the “Company”) will broadcast its previously announced special shareholder meeting by telephone conference call. Investors may call in to the meeting on a “listen only” basis by dialing 1-888-757-2790 (toll-free) beginning at 9:30 a.m. EST on Thursday, December 12, 2013. When prompted for the passcode, dial 231673.

Item 8.01.	Other Events

The information set forth under Item 8.01 is incorporated herein by reference.

Important Information for Investors

Communications in this Current Report on Form 8-K do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed Merger and the issuance of Mercantile common stock in connection with the proposed Merger will be submitted to Mercantile’s shareholders for their consideration, and the proposed Merger will be submitted to Firstbank’s shareholders for their consideration. In connection therewith, on September 17, 2013 Mercantile filed a registration statement on Form S-4 which includes a joint proxy statement to be used by Mercantile and Firstbank to solicit the required approval of their shareholders in connection with the proposed Merger and which constitutes a prospectus of Mercantile. Mercantile and Firstbank may also file other documents with the SEC concerning the proposed Merger. INVESTORS AND SECURITY HOLDERS OF MERCANTILE ARE URGED TO READ THE JOINT PROXY STATEMENT AND PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain a free copy of the joint proxy statement and prospectus and other documents containing important information about Mercantile and Firstbank through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Mercantile will be available free of charge on Mercantile’s website at www.mercbank.com on the “Investor Relations” page. Copies of the documents filed with the SEC by Firstbank will be available free of charge on Firstbank’s website at www.firstbankmi.com.

Participants in the Solicitation

Mercantile, Firstbank, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Mercantile and the shareholders of Firstbank in connection with the proposed Merger. Information about the directors and executive officers of Mercantile is set forth in its proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on March 15, 2013. Information about the directors and executive officers of Firstbank is set forth in its proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on March 15, 2013. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the joint proxy statement and prospectus and other relevant materials that Mercantile and Firstbank have filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 5, 2013	MERCANTILE BANK CORPORATION

	By	/s/ Charles E. Christmas
Charles E. Christmas Senior Vice President, Chief Financial Officer, and Treasurer